Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events

Note 24 — Subsequent events

The Company evaluated all events and transactions that occurred after December 31, 2022 up through the date the Company issued these consolidated financial statements.

On January 13, 2023, MicroAlgo entered into a Private Placement Unit Purchase Agreement (the “Purchase Agreement”) with Joyous JD Limited (the “Investor”). Pursuant to the Purchase Agreement, the Investor will purchase up to 2,666,667 units of MicroAlgo’s securities at RMB 8.36 (USD 1.20) per unit. Each unit consists of one ordinary share of MicroAlgo, par value RMB 0.007 (USD 0.001) per share, (“Ordinary Share”) and one warrant entitling the holder to purchase one whole Ordinary Share at an exercise price of RMB 9.40 (USD 1.35) per whole share. The gross proceeds to MicroAlgo from this private offering is approximately RMB 22.3 million (USD 3.2 million). The closing is subject to the satisfaction of customary closing conditions.

In connection with the private placement, MicroAlgo also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor pursuant to which MicroAlgo will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering the Registrable Securities within a reasonable timeframe upon the demand of the Investor. MicroAlgo shall use reasonable efforts to cause the registration statement covering the Registrable Securities to be declared effective as promptly as practicable after the filing thereof.